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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 20, 2002


                            PEOPLE'S BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




            MASSACHUSETTS                          0-7449                      04-3272233
-----------------------------------         (COMMISSION FILE NO.)           ----------------
 (State or other jurisdiction of                                             (I.R.S. Employer
  incorporation or organization)                                            Identification No.)


          545 PLEASANT STREET
       NEW BEDFORD, MASSACHUSETTS                                                 02740
----------------------------------------                                        ---------
(Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number, including area code                           (508) 991-2601
                                                                           ------------------


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ITEM 5.  OTHER EVENTS.

     On February 20, 2002, People's Bancshares, Inc., a Massachusetts unitary bank holding company ("People's"), issued a joint press release with FIRSTFED AMERICA BANCORP, INC. ("FIRSTFED") announcing receipt of the approval of the Office of Thrift Supervision and the Commonwealth of Massachusetts Board of Bank Incorporation for People's pending merger with FIRSTFED. The press release attached as Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         Exhibit 99.1 Press Release dated February 20, 2002.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PEOPLE'S BANCSHARES, INC.



                                    /s/ Richard S. Straczynski
                                    ------------------------------------------
                                    Richard S. Straczynski
                                    President and Chief Executive Officer



Dated: February 20, 2002


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                                  Exhibit Index

99.1     Press release, dated February 20, 2002